Exhibit 99.1
Rover Group, Inc. Announces Redemption of All Outstanding Warrants

SEATTLE, Dec. 13, 2021 (GLOBE NEWSWIRE) -- Rover Group, Inc. (“Rover” or the “Company”) (NASDAQ: ROVR), the world’s largest online marketplace for pet care, today announced that it will redeem all of its outstanding public warrants (the “Public Warrants”) to purchase shares of Rover’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), that remain outstanding at 5:00 p.m. New York City time on January 12, 2022 (the “Redemption Date”) for a redemption price of $0.10 per Public Warrant. The Public Warrants were issued under the Warrant Agreement, dated December 8, 2020, by and between Rover (f/k/a Nebula Caravel Acquisition Corp. (“Caravel”)) and American Stock Transfer & Trust Company, LLC, as warrant agent (the “Warrant Agent”), as amended by the First Amendment to Warrant Agreement, dated December 10, 2021, by and between Rover and the Warrant Agent (as amended, the “Warrant Agreement”), as part of the units sold in Caravel’s initial public offering (the “IPO”). The Public Warrants are listed on Nasdaq under the symbol “ROVRW.” In addition, Rover will redeem all of its outstanding warrants to purchase shares of Class A Common Stock that were issued under the Warrant Agreement in a private placement simultaneously with the IPO (the “Private Warrants” and, together with the Public Warrants, the “Warrants”) on the same terms as the outstanding Public Warrants.

Under the terms of the Warrant Agreement, Rover is entitled to redeem all of the outstanding Public Warrants at a redemption price of $0.10 per Public Warrant if the last reported sales price of the Class A Common Stock equals or exceeds $10.00 per share on the trading day prior to the date on which a notice of redemption (the “Redemption Notice”) is sent to the registered holders of the Warrants. In addition, if the last reported sales price of the Class A Common Stock for any 20 trading days within the 30-trading day period ending on the third trading day prior to the date on which a Redemption Notice is sent to the registered holders of the Warrants is less than $18.00 per share, the Private Warrants must also concurrently be called for redemption on the same terms as the outstanding Public Warrants. These share price performance requirements were satisfied as of December 10, 2021 and December 8, 2021, respectively.  At the direction of Rover, the Warrant Agent has mailed a Redemption Notice to each of the registered holders of the outstanding Warrants.

The Warrants may be exercised on a cashless basis by the holders thereof until 5:00 p.m. New York City time on the Redemption Date to acquire fully paid and non-assessable shares of Class A Common Stock underlying such Warrants. Payment upon exercise of the Warrants may be made on a “cashless basis” in which the exercising holder will receive a number of shares of Class A Common Stock to be determined in accordance with the terms of the Warrant Agreement and based on the Redemption Date and the volume weighted average price of the Class A Common Stock during the 10 trading days immediately following the date on which the Redemption Notice is sent to the registered holders of the outstanding Warrants (the “Redemption Fair Market Value”). Rover will provide holders notice of the Redemption Fair Market Value no later than 1 business day after such 10-trading day period ends. In no event will the number of shares of Class A Common Stock issued in connection with an exercise on a cashless basis exceed 0.361 shares of Class A Common Stock per Warrant. If any holder of Warrants would, after taking into account all of such holder’s Warrants exercised at one time, be entitled to receive a fractional interest in a share of Class A Common Stock, the number of shares the holder will be entitled to receive will be rounded down to the nearest whole number of shares. Warrant holders may no longer exercise Warrants and receive Class A Common Stock in exchange for payment in cash of the $11.50 per Warrant exercise price.

Any Warrants that remain unexercised at 5:00 p.m. New York City time on the Redemption Date will be void and no longer exercisable, and the holders of those Warrants will be entitled to receive only the redemption price of $0.10 per Warrant (or as otherwise described in the Redemption Notice for holders who hold their Public Warrants in “street name”). Rover understands from Nasdaq that the Redemption Date will be the last day on which the Public Warrants will be traded on Nasdaq.

None of Rover, its board of directors or employees has made or is making any representation or recommendation to any holder of the Warrants as to whether to exercise or refrain from exercising any Warrants.

Exhibit 99.1
The shares of Class A Common Stock issuable upon exercise of the Warrants have been registered by Rover under the Securities Act of 1933, as amended, and are covered by a registration statement filed on Form S-1 with, and declared effective by, the Securities and Exchange Commission (Registration No. 333-259519). The SEC maintains an Internet website that contains a copy of this prospectus. The address of that site is www.sec.gov. Alternatively, you can obtain a copy of the prospectus from Rover’s investor relations website at https://investors.rover.com.
Questions concerning redemption and exercise of the Warrants can be directed to the Warrant Agent, American Stock Transfer & Trust Company, LLC, at 6201 15th Avenue, Brooklyn, NY 11219, telephone number: (800) 937-5449 or (718) 921-8124 or email: ReorgWarrants@astfinancial.com.
No Offer or Solicitation
This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of Rover’s securities nor shall there be any offer, solicitation or sale of any of Rover’s securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.
Forward Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “potentially,” “preliminary,” “likely,” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements involve risks, uncertainties and assumptions that may cause actual events, results, or performance to differ materially from those indicated by such statements. Certain of these risks are identified in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Rover’s SEC filings, including, but not limited to, the final prospectus filed with the SEC on November 22, 2021 and Rover’s Quarterly Report on Form 10-Q filed for the quarter ended September 30, 2021 filed on November 10, 2021. Additional factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in Rover’s other recent filings with the SEC which are available, free of charge, on the SEC’s website at www.sec.gov. If the risks or uncertainties ever materialize or the assumptions prove incorrect, Rover’s results may differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements speak only as of the date they are made. Except as required by law, Rover assumes no obligation and does not intend to update any forward-looking statements or to conform these statements to actual results or changes in Rover’s expectations.
About Rover
Founded in 2011 and based in Seattle, Rover (Nasdaq: ROVR) is the world’s largest online marketplace for pet care. Rover connects pet parents with pet providers who offer overnight services, including boarding and in-home pet sitting, as well as daytime services, including doggy daycare, dog walking, and drop-in visits. To learn more about Rover, please visit https://www.rover.com.
Contacts:
MEDIA
pr@rover.com

Exhibit 99.1

Kristin Sandberg
(360) 510-6365
INVESTORS
brinlea@blueshirtgroup.com
Brinlea Johnson
(415) 269-2645